SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934


Date of Report (Date of earliest event reported): March 27, 2000


                      E*MACHINERY.NET, INC.

       Delaware                033-26344              75-2254748
State of Incorporation    Commission File No.      (I.R.S. Employer
                                                  Identification No.)


                       1400 Medford Plaza
                    Route 70 & Hartford Road
                   Medford, New Jersey 08055
                 (Address of Principal Offices)

                Telephone Number: (609) 953-7985



                HARVARD FINANCIAL SERVICES CORP.
                         (Former Name)



This report on Form 8-K/A provides financial statements and pro forma financial statements required pursuant to Item 7 of Form 8-K resulting from the acquisition of e*machinery, inc. by e*machinery.net, inc. (the "Company" or the "Registrant"). Information required pursuant to Item 2. Acquisition or Disposition of Assets, is included in Form 8-K filed by the Registrant on March 29, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          A.  Financial Statements:



                        e*machinery, inc.
                  (A Development Stage Company)
 PERIOD FROM SEPTEMBER 29, 1999 (INCEPTION) TO DECEMBER 31, 1999




                                 CONTENTS




                                             Page(s)


INDEPENDENT AUDITORS' REPORT                            1



FINANCIAL STATEMENTS


Balance Sheet                                           2


Statement of Operations                                 3


Statement of Stockholders' Equity                       4


Statement of Cash Flows                                 5


Notes to Financial Statements                          6-9









                   INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of
e*machinery, inc.
1400 Medford Plaza
Medford, N.J.  08055


     We have audited the accompanying balance sheet of e*machinery, inc.
(a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the period from September 29, 1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of e*machinery, inc. (a development stage company) as of December 31, 1999, and the results of its operations and its cash flows for the period from September 29, 1999 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.


                              BARATZ & ASSOCIATES, P.A.

May 2, 2000





                       e*machinery, inc.
                 (A Development Stage Company)
                         BALANCE SHEET
                       DECEMBER 31, 1999


          Assets
          ______
Cash                                                 $ 200,861
                                                     ---------

     Total Current Assets                              200,861
     ____________________

Software development cost                              446,500


Deferred tax asset                                      13,785
                                                     ---------

     Total Assets                                    $ 661,146
     ____________                                    ---------


          Liabilities and
            Stockholders' Equity
           ______________________

Current Liabilities
___________________
Accounts payable                                      $ 521,500
                                                      ---------

Stockholders' Equity
____________________
Common stock, $.0001 par value,
  50,000,000 shares authorized;
  8,800,000 shares issued and
  outstanding at December 31, 1999                          880

Additional paid-in capital                              200,120

Deficit accumulated during the development stage       ( 61,354)
                                                      ---------

    Total Stockholders' Equity                          139,646
    __________________________                        ---------

    Total Liabilities and
          Stockholders' Equity                        $ 661,146
    ____________________________                      =========




The accompanying notes are an integral part of these financial statements.

                       e*machinery, inc.
                 (A Development Stage Company)
                    STATEMENT OF OPERATIONS
PERIOD FROM SEPTEMBER 29, 1999 (INCEPTION) TO DECEMBER 31, 1999




Revenue                                                   $    -

Expenses
--------
Software development                                        75,000
Bank charges                                                   139
                                                          --------
     Total Expenses                                         75,139
     --------------                                       --------


Loss Before Income Taxes/(Benefit)                         (75,139)
----------------------------------


Income Taxes/(Benefit)                                     (13,785)
---------------------                                     --------


Net Loss                                                  $(61,354)
-------                                                   ========


Net Loss Per Common Share                                 $(  .007)
                                                          ========

Weighted Common Shares Outstanding                       8,648,936
                                                         =========

Pro Forma Net Loss Per Common Share   (see note 5)        $(  .007)
                                                          ========



The accompanying notes are an integral part of these financial statements.


                       e*machinery, inc.
                 (A Development Stage Company)
               STATEMENT OF STOCKHOLDERS' EQUITY
 PERIOD FROM SEPTEMBER 29,1999 (INCEPTION) TO DECEMBER 31, 1999




                                               Additional
                               Common Stock    Paid-In
                         Shares     Amount     Capital   Deficit     Total
                         ------     ------     -------   -------     -----


Stock issued for cash:

Stock issued to founders
     at inception         8,600,000   $ 860     $   140 $            $ 1,000


Stock issued in private placement
     at December 9, 1999    200,000      20     199,980              200,000



Net Loss for the period                                  (61,354)    (61,354)
                          ---------   -----   --------- --------     -------





Balance,
  December 31, 1999       8,800,000    $ 880  $ 200,120 $(61,354)  $ 139,646
                          =========    =====  =========   ========  ========


The accompanying notes are an integral part of these financial statements.

                       e*machinery, inc.
                 (A Development Stage Company)
                    STATEMENT OF CASH FLOWS
PERIOD FROM SEPTEMBER 29, 1999 (INCEPTION) TO DECEMBER 31, 1999






Cash Flows From Operating Activities
------------------------------------
Net loss for the period                      $( 61,354)

Changes In Operating Assets And Liabilities:

Increase in deferred tax asset                ( 13,785)
Increase in accounts payable                    75,000
                                             ---------

Net Cash Used In Operating Activities          (   139)
-------------------------------------
Cash Flows Provided By Financing Activities
-------------------------------------------
Proceeds from issuance of stock                201,000
                                             ---------

Net Increase In Cash                           200,861
--------------------

Cash, Beginning                                 -
---------------                              ---------

Cash, Ending                                 $ 200,861
------------                                 =========



The accompanying notes are an integral part of these financial statements.

                       e*machinery, inc.
                 (A Development Stage Company)
                 NOTES TO FINANCIAL STATEMENTS
PERIOD FROM SEPTEMBER 29, 1999 (INCEPTION) TO DECEMBER 31, 1999




1.   Summary of Significant Accounting Policies
     ------------------------------------------
     Nature of Operations

     The company is in the process of developing an internet based distribution business for heavy machinery used primarily in the construction and mining industries. Software development of a web site began in 1999 and is ongoing. The intention is to develop an internet portal which will provide interplay between major manufacturers, distributors, and providers of supportive goods and services to the heavy machinery industry. Anticipated sources of revenue include fees related to access to the information maintained on the web site along with sales to be generated from distribution of heavy machinery.


     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     Software Development

     The company accounts for software development costs related to development of its web site in accordance with AICPA Statement of Position (SOP) 98-1 which provides guidance on accounting for the costs of computer software developed or obtained for internal use. SOP 98-1 requires computer software costs incurred in the preliminary project stage to be expensed. The preliminary project stage relates to the planning of the project through the formulation, evaluation, and final selection of alternatives. SOP 98-1 requires capitalization of costs incurred during the application development phase when the preliminary project stage is completed, management commits to funding the project, and it is probable that the project will be completed and the software will be used for the function intended. The application development stage relates to the design, coding, installation, and testing of the software. The company incurred an expense of $ 75,000 during the preliminary project stage and capitalized costs of $ 446,500 related to application development during the period from September 29, 1999 (inception) to December 31, 1999.


     Income Taxes

     The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting For Income Taxes, which requires an asset and liability approach for financial accounting and reporting of income taxes. Under this approach, deferred income taxes are recognized for the estimated taxes ultimately payable or recoverable based on enacted tax law. Changes in enacted tax law will be reflected in the tax provision as they occur.

     Net Loss Per Common Share

     The net loss per common share computation has been made in accordance with Statement of Financial Accounting Standards No. 128. Net loss per common share is computed using the weighted average number of common shares outstanding during the period. Diluted net loss per common share is not presented because the dilutive effect would be to reduce net loss per common share.


2.   Income Taxes/(Benefit)
     ----------------------
     No income tax expense was incurred during the period from September 29, 1999 (inception) to December 31, 1999. An income tax benefit of
     $ 13,785 was recognized for the period from a deferred tax asset described below.

     Deferred income taxes reflect the net tax effects of (a) temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) net operating loss carryforwards.

     The only temporary difference relates to the higher carrying amount for tax purposes of $ 521,639 for capitalized software development cost compared to $446,500 reported on the balance sheet which results in a temporary difference of $ 75,139. This resulted in a deferred tax asset of $ 13,785.

     The company did not have a net operating loss carryforward at December 31, 1999.

3.   Supplemental Cash Flow Information
     ----------------------------------
     Capitalized software development costs of $ 446,500 are included in accounts payable at December 31, 1999 representing the only noncash investing and financing transaction during the period.

     No cash payments were made during the period for interest or taxes.


4.   Subsequent Events
     -----------------
     At March 27, 2000, the Company was acquired by e*machinery.net, inc. (renamed at February 2000; formerly Harvard Financial Services Corporation) through an exchange of stock at a 1 for 1 ratio whereas e*machinery.net, inc. issued stock to the shareholders of e*machinery, inc. in exchange for stock representing 100% of the outstanding shares of e*machinery, inc. e*machinery.net, inc. is currently traded on the Nasdaq Over-The-Counter Bulletin Board under the stock symbol "EMAC". Pursuant to the acquisition agreement, the directors and officers of e*machinery.net, inc. resigned in favor of the directors and officers of e*machinery, inc.

     Immediately after the transaction, the stock ownership of e*machinery.net, inc. is as follows:

                                                          Shares    Percent
                                                          ------    -------

          Original Shareholders                         1,200,000         9
          (including public owners)

          Former shareholders of e*machinery, inc.     11,935,000        91
                                                       ----------     -----
          Total                                        13,135,000       100
                                                       ==========     =====

     Because the former owners of e*machinery, inc. acquire control of e*machinery.net, inc., the transaction would normally be considered a "reverse acquisition" by e*machinery, inc. for accounting purposes. However, e*machinery.net, inc. did not have any ongoing business operations at the date of the transaction. Since e*machinery.net, inc. had no business, the transaction is not being treated as a business combination. Instead, the transaction is treated for accounting purposes as a recapitalization of e*machinery, inc. and an issuance of stock by e*machinery, inc. (represented by the outstanding shares of e*machinery.net, inc.) for the assets and liabilities of e*machinery.net, inc.

     Accounts payable of $521,500 due to Canterbury Information Technology, Inc. was paid through the issuance of 278,333 shares of e*machinery.net, inc. stock at March 27, 2000. Prior to March 27, 2000, Canterbury Information Technology, Inc. was not a related party to e*machinery, inc.


5.   Pro Forma Net Loss Per Common Share
     ---------------------------------
     Pro forma net loss per common share is presented to give effect to the March 27, 2000 acquisition of the company by e*machinery.net, inc., as set forth in note 4, as if such transaction had occurred at December 31, 1999.
Had such transaction occurred at December 31, 1999, another 1,180,000 shares of common stock would have been issued at December 31, 1999 represented by the outstanding shares of e*machinery.net, inc. as described in note 4. This would have resulted in a small increase in weighted common shares outstanding from 8,648,936 (actual) to 8,661,489 on a pro forma basis. This small increase in weighted common shares outstanding would have resulted in a fractional reduction to net loss per common share. Therefore, net loss per common share (actual) and pro forma net loss per common share are both stated as $.007 for the period from September 29, 1999 (inception) to December 31, 1999.

          B.  Pro forma Financial Statements


                      e*machinery.net, inc.
        (Formerly Harvard Financial Services Corporation)
                  (A Development Stage Company)
                     PRO FORMA BALANCE SHEET           (UNAUDITED)
                        DECEMBER 31, 1999


The Company's pro forma balance sheet gives effect to the March 27, 2000 acquisition of e*machinery, inc., as set forth in note (1), as if such transaction had occurred at December 31, 1999. Because the former owners of e*machinery, inc. acquire control of e*machinery.net, inc., the transaction normally would be considered a "reverse acquisition" by e*machinery, inc. for accounting purposes. However, e*machinery.net, inc. did not have any ongoing business operations at March 27, 2000 or at any date in 1999. Therefore, the transaction is not being treated as a business combination. Instead, the transaction is treated for accounting purposes as a recapitalization of e*machinery, inc. and an issuance of stock by e*machinery, inc. for the net liabilities of e*machinery.net, inc.

The historical financial statements prior to March 27, 2000 are those of e*machinery, inc. A pro forma statement of operations is not presented because there would be no pro forma adjustment to the audited statement of operations of e*machinery, inc. for the period from September 29, 1999 (inception) to December 31, 1999. The pro forma balance sheet and accompanying notes 1 and 2 should be read in conjunction with a reading of the audited financial statements of e*machinery, inc. as of December 31, 1999. All pro forma adjustment note references pertain to note 2.

                                Historical                   Pro Forma
               e*machinery.net, inc.    e*machinery, inc.   Adjustments    Pro Forma
                  (registrant)
               --------------------     ----------------    -----------    ---------
     Assets
     ------
Cash                 $   4,362          $ 200,861            $(4,362)(b)    $ 200,861

Receivables             11,466              -               ( 11,466)(b)        -

Prepaid expense            500              -               (    500)(b)        -

Software development       -              446,500                -            446,500

Property and equipment   6,959              -                ( 6,959)(b)        -

Deferred tax asset         -               13,785               -              13,785
                     ---------          ---------           ---------       ---------
Total Assets         $  23,287          $ 661,146           $( 23,287)      $ 661,146
------------         =========          =========           =========       =========


                       e*machinery.net, inc.
       (Formerly Harvard Financial Services Corporation)
                 (A Development Stage Company)
                     PRO FORMA BALANCE SHEET             (UNAUDITED)
                       DECEMBER 31, 1999


                               Historical                    Pro Forma
               e*machinery.net, inc.    e*machinery, inc.   Adjustments    Pro Forma             (registrant)
               --------------------     ----------------    -----------    ------

     Liabilities and
      Stockholders' Equity/(Deficit)
     -------------------------------

Liabilities
-----------
Accounts payable and
   Accrued liabilities  $ 148,952        $ 521,500           $(148,952)(a,b)     $ 521,500

Unearned discounts          1,147             -               (  1,147)(b)       -

Stockholder loans         273,000             -               (123,000)(a)         150,000

Due to related party      121,840             -               ( 71,840)(b)          50,000
                        ---------        ---------           ----------          ---------
Total Liabilities         544,939          521,500            (344,939)            721,500
                        ---------        ---------           ----------          ---------


Stockholders' Equity/(Deficit)
-----------------------------
Common stock                  116              880                   2                 998

Additional paid-in
  capital                 465,756          200,120            (665,874)                  2

Accumulated Deficit      (987,524)        ( 61,354)            987,524            ( 61,354)
                        ---------        ---------          ----------            ---------
Total Stockholders'
  Equity/(Deficit)       (521,652)         139,646             321,652 (c)        ( 60,354)
-----------------       ---------        ---------          ----------             --------


Total Liabilities and
Stockholders' Equity/   $  23,287        $ 661,146           $( 23,287)           $661,146
(Deficit)               =========        =========           =========            ========
---------------------


                      e*machinery.net, inc.
        (Formerly Harvard Financial Services Corporation)
                  (A Development Stage Company)
           NOTES TO PRO FORMA BALANCE SHEET (UNAUDITED)
                        DECEMBER 31, 1999


1.   Acquisition of e*machinery, inc.
     -------------------------------
     At March 27, 2000, the Company (renamed e.machinery.net, inc. at February 2000; formerly Harvard Financial Services Corporation) acquired e*machinery, inc. through an exchange of stock at a 1 for 1 ratio whereas e*machinery.net, inc. issued stock to the shareholders of e*machinery, inc. in exchange for stock representing 100% of the outstanding shares of e*machinery, inc. e*machinery.net, inc. is currently traded on the Nasdaq Over-The-Counter Bulletin Board under the stock symbol "EMAC". Pursuant to the acquisition agreement, the directors and officers of e*machinery.net, inc. resigned in favor of the directors and officers of e*machinery, inc.

     Immediately after the transaction, the stock ownership of e*machinery.net, inc. is as follows:

                                                          Shares    Percent
                                                          ------    -------

          Original Shareholders                           1,200,000         9
          (including public owners)

          Former shareholders of e*machinery, inc.       11,935,000        91
                                                         ----------     -----
          Total                                          13,135,000       100
                                                         ==========     =====

     Because the former owners of e*machinery, inc. acquire control of e*machinery.net, inc., the transaction would normally be considered a "reverse acquisition" by e*machinery, inc. for accounting purposes. However, e*machinery.net, inc. did not have any ongoing business operations at the date of the transaction. Since e*machinery.net, inc. had no business, the transaction is not being treated as a business combination. Instead, the transaction is treated for accounting purposes as a recapitalization of e*machinery, inc. and an issuance of stock by e*machinery, inc. (represented by the outstanding shares of e*machinery.net, inc.) for the assets and liabilities of e*machinery.net, inc. e*machinery.net, inc. had liabilities of $200,000 with no assets based upon historical book value at March 27, 2000.


2.)  Pro Forma Adjustments
     ---------------------
     Subsequent to the period ended December 31, 1999 and prior to March 27, 2000, e*machinery.net, inc. entered into the following agreements which result in pro forma adjustments to the balance sheet at December 31, 1999.

     a.) An agreement with stockholders who were also creditors to accept an aggregate payment of $150,000 in full satisfaction of loans payable of $273,000 and accrued interest of $141,457.

     b.) An agreement with Canterbury Information Technology, Inc. to accept $50,000 along with 15,419 shares of the company's post-split common stock and assignment of remaining cash, accounts receivable, prepaid expense, property & equipment, accounts payable, accrued liabilities, and unearned discounts at their recorded values in full satisfaction of liabilities due to Canterbury in the amount of $121,840.

Both of the aforementioned agreements related to debt cancellation were prerequisites to the March 27, 2000 acquisition agreement. The $200,000 of aggregate liabilities that remained pursuant to the aforementioned agreements were paid at March 29, 2000. Pursuant to the aforementioned agreements, e*machinery.net, inc. had no assets immediately prior to the acquisition transaction at March 27, 2000. The pro forma balance sheet reflects adjustments related to the two aforementioned agreements because these agreements were prerequisite to the March 27, 2000 acquisition of e*machinery, inc.

     c.) The accounting treatment of the acquisition of e*machinery, inc. at March 27, 2000 is a recapitalization of e*machinery, inc. and an issuance of stock for the $200,000 of net liabilities of e*machinery.net, inc. as explained in note 1. The historical financial statements are those of e*machinery, inc. This results in a pro forma adjustment to reduce stockholders' equity recorded by e*machinery, inc. by $200,000 to record the issuance of stock for liabilities.

The net effect of these pro forma adjustments is to reduce the amount of assets of e*machinery.net, inc. to $0 and the amount of liabilities to $200,000 pursuant to the aforementioned debt cancellation agreements and to present a pro forma balance sheet which reflects the acquisition transaction for accounting purposes as a recapitalization of e*machinery, inc. and an issuance of stock by e*machinery, inc. for $200,000 of net liabilities of e*machinery.net, inc. as if the transactions occurred at December 31, 1999.




          C.  Exhibits
          None


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        E*MACHINERY.NET, INC.
                                        BY:  Kevin J. McAndrew
                                        Kevin J. McAndrew
                                        Chief Financial Officer and Secretary

Dated: May 26, 2000